UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2020

APPLE HOSPITALITY REIT, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-37389	26-1379210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	APLE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Apple Hospitality REIT, Inc. (which is referred to below as the “Company”) is filing this report in accordance with Items 5.02, 5.03, 8.01 and 9.01 of Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Leadership Transition

As announced in March 2019, Kristian Gathright (currently the Company’s Executive Vice President and Chief Operating Officer) and Bryan Peery (currently the Company’s Executive Vice President and Chief Financial Officer) are retiring from their current officer roles with the Company. Their retirement will be effective on March 31, 2020. Upon her retirement, Mrs. Gathright will cease to be an employee but will remain a member of the Company’s Board of Directors (the “Board”). Mr. Peery has agreed to remain employed in an advisory role to support the transition of responsibilities.

In anticipation of their retirement, the Company and Mrs. Gathright, and separately the Company and Mr. Peery, entered into separation and general release agreements each dated as of March 4, 2020 (the “Separation Agreements”), and each providing for certain benefits in connection with their retirement. As set forth in the Separation Agreements, effective March 31, 2020, Mrs. Gathright and Mr. Peery will retire as Executive Vice President and Chief Operating Officer and Executive Vice President and Chief Financial Officer of the Company, respectively, as well as from all of the officer positions they hold with the Company and its subsidiaries and affiliates. Under the terms of the Separation Agreements, subject to either not revoking their Separation Agreement during the seven-day revocation period beginning on the date they sign their Separation Agreement, the Company has agreed to provide or cause to be provided to each a lump sum payment of $1,225,000, less applicable taxes and withholdings. In her Separation Agreement, Mrs. Gathright agreed (i) to not serve on the board of directors or similar body of a lodging-oriented real estate company that competes with the Company in the United States for a period of the later of two years from and after March 31, 2020 and one year from the date she is no longer a member of the Company’s Board of Directors and (ii) to a general release and waiver of claims against the Company, its subsidiaries, affiliates and employees. In his Separation Agreement, Mr. Peery agreed (i) to not serve on the board of directors or similar body of a lodging-oriented real estate company that competes with the Company in the United States for a period of two years from and after the date he ceases to be an employee of the Company or any of its subsidiaries and (ii) to a general release and waiver of claims against the Company, its subsidiaries, affiliates and employees. Mrs. Gathright’s and Mr. Peery’s decision to retire is not due to any disagreements between the Company and either of them on any matter relating to the Company’s operations, policies or practices. The foregoing summary of the Separation Agreements is not complete and is qualified in its entirety by reference to the Separation Agreements, which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Officer Appointments

In conjunction with the retirements described above, on March 4, 2020, the Company’s Board of Directors made the following officer appointments effective April 1, 2020 as part of a reallocation of responsibilities. Each of the appointed officers has previous experience with the Company, including Nelson Knight whose title and role will change from Executive Vice President and Chief Investment Officer to President, Real Estate and Investments. In addition to the appointments described below, the Board approved a change to the title, but not the roles and responsibilities, of the Company’s current President and Chief Executive Officer, Justin Knight. Effective April 1, 2020, Mr. Justin Knight’s title will be Chief Executive Officer.

Nelson Knight, President, Real Estate and Investments

Mr. Nelson Knight, age 38, joined the Apple REIT Companies (defined below) in 2005 and has served as Executive Vice President and Chief Investment Officer for the Company since May 2014. Prior to his current role, he held various senior management positions with the Company and each of the former Apple REIT Companies. Mr. Knight executes on the Company’s capital deployment strategies, including oversight of the Company’s capital reinvestment team. Mr. Knight serves on the Marriott Capital Asset Planning and Execution (CAPE) Board, on Hilton’s Product Advisory Council, on the Home2 Suites by Hilton Owners Advisory Committee, on the TownePlace Suites by Marriott Franchise Advisory Council, as an advisory member of the Hunter Hotels Investment Conference, and as chair of the TownePlace Suites by Marriott System Marketing Committee. Mr. Knight also serves on the National Advisory Council for Southern Virginia University in Buena Vista, Virginia. Mr. Knight holds a Master of Business Administration degree from Texas Christian University, as well as a Bachelor of Arts degree, Cum Laude, in History with a minor in Business from Southern Virginia University. Mr. Nelson Knight is the son of Glade Knight, the Company’s Executive Chairman, and the brother of Justin Knight, the Company’s President and Chief Executive Officer. In connection with his appointment, Mr. Nelson Knight will receive an annual base salary of $382,500 in 2020 and have a target total incentive compensation award opportunity for 2020 of $1,338,750. Mr. Knight will continue to participate in the Company’s Executive Severance Pay Plan and in the other benefit plans offered to employees of the Company.

Elizabeth Perkins, Senior Vice President and Chief Financial Officer

Ms. Perkins, age 37, joined the Apple REIT Companies in 2006 and has served as Senior Vice President of Corporate Strategy and Reporting for the Company since April 2015. Ms. Perkins began her career with the Apple REIT Companies as an Asset Manager and has held various management and senior management roles since 2008. Ms. Perkins has been a key part of the leadership team at the Apple REIT Companies, fostering valuable relationships, aiding in strategic investment decisions, directing corporate strategy and reporting initiatives, and overseeing the Company’s investor relations, risk management and internal audit functions. Prior to joining the Apple REIT Companies, from 2004 to 2006, Ms. Perkins served as Assurance Associate with Ernst & Young, LLP, where she specialized in insurance clients. Within the industry, Ms. Perkins currently serves on the Homewood Suites by Hilton Owners Advisory Council, the Residence Inn by Marriott System Marketing Fund Council, the American Hotel and Lodging Association Consumer Innovation Forum, and the distribution advisory councils for Marriott and Hilton. Ms. Perkins holds a Bachelor of Business Administration degree in Accounting from the J.M. Tull School of Accounting within the Terry College of Business at the University of Georgia. In connection with her appointment, Ms. Perkins will receive an annual base salary of $375,000 and have a target total incentive compensation award opportunity for 2020 of $750,000. Ms. Perkins will also participate in the Company’s Executive Severance Pay Plan and in the other benefit plans offered to employees of the Company.

Jeanette Clarke, Senior Vice President and Chief Capital Investments Officer

Ms. Clarke, age 38, joined the Apple REIT Companies in 2008 and has served as Senior Vice President of Capital Investments for the Company since March 2019. Ms. Clarke began her career with the Apple REIT Companies as an Analyst and has held various management and senior management roles since 2012. Ms. Clarke has been instrumental in the development of the Company’s capital investments team, fostering valuable relationships with brand, manager and supplier teams, leading strategic capital reinvestment initiatives, and overseeing the Company’s energy efficiency and sustainability programs. Prior to joining the Apple REIT Companies, Ms. Clarke served as a Senior Financial Analyst at Genworth Financial, and from 2003 until 2008, she served in various roles at Circuit City Stores, Inc., including Accounting Manager of Expense, Service and Advertising Payables. Within the industry, Ms. Clarke serves on the Marriott Owner & Franchise Technology Advisory Council. Ms. Clarke holds a Master of Business Administration degree from Virginia Commonwealth University and a Bachelor of Science degree, Magna Cum Laude, in Business Administration with a concentration in Finance and minor in Economics from Longwood University. In connection with her appointment, Ms. Clarke will receive an annual base salary of $300,000 in 2020 and have a target total incentive compensation award opportunity for 2020 of $600,000. Ms. Clarke will also participate in the Company’s Executive Severance Pay Plan and in the other benefit plans offered to employees of the Company.

Karen Gallagher, Senior Vice President and Chief Operating Officer

Ms. Gallagher, age 42, joined the Apple REIT Companies in 2003 and has served as Senior Vice President of Asset Management for the Company since January 2012. Ms. Gallagher began her career with the Apple REIT Companies as a Senior Asset Manager and has held various management and senior management roles since 2005. Ms. Gallagher’s leadership of the asset management team has been instrumental in fostering relationships with brand and management company teams and developing the Company’s analytical and benchmarking of property-level performance methodology, each helping to maximize profitability. Prior to joining the Apple REIT Companies, from 2000 to 2003, Ms. Gallagher served as Senior Assurance Associate with Ernst & Young, LLP, where she specialized in real estate clients. Within the industry, Ms. Gallagher serves as a member of the Hampton by Hilton Ownership Advisory Council, as well as the Global Finance Committee for the lodging industry sponsored by the Hospitality Financial and Technology Professionals and American Hotel and Lodging Association. Ms. Gallagher holds a Master of Science degree in Accounting and a Bachelor of Science degree in Commerce from the McIntire School of Commerce at the University of Virginia, and a second major in Economics from the School of Arts and Sciences at the University of Virginia. Ms. Gallagher is a Certified Public Accountant. In connection with her appointment, Ms. Gallagher will receive an annual base salary of $375,000 in 2020 and have a target total incentive compensation award opportunity for 2020 of $750,000. Ms. Gallagher will also participate in the Company’s Executive Severance Pay Plan and in the other benefit plans offered to employees of the Company.

Rachel Labrecque, Senior Vice President and Chief Accounting Officer

Ms. Labrecque, age 41, joined the Apple REIT Companies in 2015 and has served as Senior Vice President of Accounting for the Company since January 2019. Ms. Labrecque began her career with the Apple REIT Companies as a Director of Accounting and has since held various management and senior management roles. Ms. Labrecque oversees accounting, financial reporting, treasury operations and taxation for the Company. Prior to joining the Apple REIT Companies, Ms. Labrecque served as Senior Vice President of Finance and Corporate Controller (2011-2015), Vice President and Corporate Controller (2008-2011) and Director of Financial Reporting (2006-2008) of Bowlero Corporation, formerly BowlmorAMF Corporation. Ms. Labrecque also held various financial reporting, accounting and auditing roles with The Mills Corporation (a publicly traded REIT), AOL Time Warner, and Arthur Andersen, LLP. Ms. Labrecque holds a Bachelor of Science degree in Accounting from the Virginia Tech Pamplin College of Business. Ms. Labrecque is a Certified Public Accountant. Ms. Labrecque will receive an annual base salary of $360,000 in 2020 and have a target total incentive compensation award opportunity for 2020 of $720,000. Ms. Labrecque will also participate in the Company’s Executive Severance Pay Plan and in the other benefit plans offered to employees of the Company.

Matthew Rash, Senior Vice President and Chief Legal Officer

Mr. Rash, age 40, joined the Company in 2019 and has served as Senior Vice President and General Counsel for the Company since that time. Mr. Rash oversees all legal matters for the Company. Prior to joining the Company, Mr. Rash served as a Partner (2016-2019) and Associate (2005-2015) at McGuireWoods LLP, a full-service law firm in Richmond, Virginia, where he specialized in commercial real estate transactions, including acquisitions, dispositions and lending, working on numerous transactions with the Apple REIT Companies. From 2004 to 2005, he was a law clerk with the United States District Court for the Eastern District of Virginia for the Honorable James R. Spencer. Mr. Rash holds a Juris Doctor degree from the University of Richmond and a Bachelor of Arts degree in Government and Foreign Affairs from the University of Virginia. Mr. Rash will receive an annual base salary of $360,000 in 2020 and have a target total incentive compensation award opportunity for 2020 of $720,000. Mr. Rash will also participate in the Company’s Executive Severance Pay Plan and in the other benefit plans offered to employees of the Company.

In addition to the compensation arrangements noted above for each newly appointed officer, the Compensation Committee approved the issuance on April 1, 2020 of restricted common shares of the Company with a value equal to one time each individual’s 2020 annual base salary at such time. The restricted shares will vest on March 31, 2023 if the individual remains an officer of the Company.

“Apple REIT Companies” - Below are the “former Apple REIT Companies” that were sold to a third party or merged with the Company. All of the Apple REIT Companies, founded by Glade Knight, the Company’s Executive Chairman, were REITs with ownership of primarily rooms-focused hotels.

Company	Formation Date	Sale/Merger Description
Apple Suites, Inc. (“Apple Suites”)	1999	Merged with Apple Hospitality Two, Inc. in January 2003
Apple Hospitality Two, Inc. (“Apple Two”)	2001	Sold to an affiliate of ING Clarion in May 2007
Apple Hospitality Five, Inc. (“Apple Five”)	2002	Sold to Inland American Real Estate Trust, Inc. in October 2007
Apple REIT Six, Inc. (“Apple Six”)	2004	Sold to an affiliate of Blackstone Real Estate Partners VII in May 2013
Apple REIT Seven, Inc. (“Apple Seven”)	2005	Merged with the Company in March 2014
Apple REIT Eight, Inc. (“Apple Eight”)	2007	Merged with the Company in March 2014
Apple REIT Nine, Inc. (“Apple Nine”)	2007	Original name of the Company. Name changed to Apple Hospitality REIT, Inc. in March 2014
Apple REIT Ten, Inc. (“Apple Ten”)	2010	Merged with the Company in September 2016

Amendment to Executive Severance Pay Plan

On March 2, 2020, the Compensation Committee of the Board and on March 4, 2020 the Board each approved an amendment (the “Amendment”) to the Apple Hospitality REIT, Inc. Executive Severance Pay Plan (the “Severance Plan”) to provide for the participation in the Severance Plan for all of the appointed officers noted above and to clarify that participants of the Severance Plan will not be entitled to any benefits payment under the Company’s Senior Management Severance Plan. The Severance Plan generally provides severance or income protection benefits to participants in the event of their termination in connection with certain changes in control of the Company as defined in the Severance Plan.

The foregoing summary is not complete and is qualified in its entirety by reference to the copy of the Amendment, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 4, 2020, the Board approved an amendment and restatement of the Company’s bylaws (the “Revised Bylaws”), which Revised Bylaws will become effective on April 1, 2020, to incorporate the following changes, among other things: (i) to permit the Chief Executive Officer (formerly the President, which position was held by the Chief Executive Officer) or the Board to fix the time and place of annual meetings of shareholders of the Company; (ii) to permit special meetings of the shareholders of the Company to be called by the Chief Executive Officer (formerly the President, which position was held by the Chief Executive Officer), in addition to the Chairman of the Board, a majority of the members of Board and shareholders holding not less than 10% of the eligible votes; (iii) to permit special meetings of the Board to be called by the Chief Executive Officer (formerly Vice Presidents or the President, which position was held by the Chief Executive Officer), in addition to the Secretary of the Company or any two directors of the Company; (iv) to grant the Chief Executive Officer authority to appoint certain officers of the Company; and (v) to remove the requirement for the Company to have a president officer position and to clarify that the Chief Executive Officer has general supervision, direction and control of the business, subject to control of the Board and the supervisory powers of the Chairman of the Board. The foregoing summary is not complete and is qualified in its entirety by reference to the copy of the Revised Bylaws, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On March 5, 2020, the Company issued a press release announcing the effective date of the retirement of Mrs. Gathright and Mr. Peery as officers of the Company and the appointment of the officers listed above. A copy of the press release is attached hereto as Exhibit 99.1 and the information set forth therein is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by use of statements that include phrases such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” “outlook,” “strategy,” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company and its wholly-owned subsidiaries to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company to effectively acquire and dispose of properties; the ability of the Company to successfully integrate pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; litigation risks; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a real estate investment trust (“REIT”). Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this Form 8-K will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a REIT involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986. Readers should carefully review the risk factors described in the Company’s filings with the Securities and Exchange Commission, including but not limited to, those discussed in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. Any forward-looking statement that the Company makes speaks only as of the date of this Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

3.1	Third Amended and Restated Bylaws of Apple Hospitality REIT, Inc.
10.1	Separation Agreement and General Release, dated as of March 4, 2020, by and between Apple Hospitality REIT, Inc. and Kristian Gathright.
10.2	Separation Agreement and General Release, dated as of March 4, 2020, by and between Apple Hospitality REIT, Inc. and Bryan Peery.
10.3	Second Amendment to the Apple Hospitality REIT, Inc. Executive Severance Pay Plan.
99.1	Press Release dated March 5, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple Hospitality REIT, Inc.

By:	/s/ Justin G. Knight
Justin G. Knight President and Chief Executive Officer

March 5, 2020